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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of Earliest Event): June 30, 1999


                                  Uniflex, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                           1-6339                         11-2008652
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(State or Other                 (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                    Identification
incorporation)                                                        No.)





                383 West John Street, Hicksville, New York 11802
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                    (Address of Principal Executive Offices)


                                 (516) 997-7300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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         (Former Name or Former Address, If Changed Since Last Report.)




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ITEM 5. OTHER EVENTS.

        See the Company's Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   EXHIBITS.

99.1  Press Release issued by Uniflex, Inc. on June 30, 1999.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIFLEX, INC.


Date: June 30, 1999
                                             By:   /s/ Robert K. Semel
                                                   ----------------------------
                                                   Robert K. Semel, President



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                                  EXHIBIT INDEX


EXHIBIT NO.

99.1           Press Release issued by Uniflex, Inc. on June 30, 1999.